SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 27, 2017

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 27, 2017, Varian Medical Systems, Inc. (“Varian”) entered into several agreements with Varex Imaging Corporation (“Varex”) in connection with the separation of Varian’s imaging components business (the “Separation”) through the distribution of 100% of the outstanding common stock, par value $0.01 per share, of Varex to Varian’s stockholders of record as of the close of business on January 20, 2017 (the “Distribution”). The Distribution was effective at 12:01 a.m., Pacific Time, on January 28, 2017 (the “Effective Time”).

The agreements between Varian and Varex govern the relationship of the parties following the Separation and the Distribution, and include the following:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Intellectual Property Matters Agreement; and

•	Trademark License Agreement.

A summary of certain material terms of the agreements can be found in the section entitled “Relationships with Varian Following Separation and Distribution” in Varex’s Information Statement dated January 20, 2017 (the “Information Statement”), which was included as Exhibit 99.1 to Varian’s Current Report on 8-K filed with the Securities and Exchange Commission on January 20, 2017. This summary is incorporated by reference into this Item 1.01 as if restated in full. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Intellectual Property Matters Agreement and Trademark License Agreement, which are included with this report as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, each of which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

At 12:01 a.m., Pacific Time, on January 28, 2017, Varian effected the Distribution and completed the Separation of Varex from Varian. Varex is now an independent public company trading under the symbol “VREX” on The Nasdaq Global Select Market. The Distribution was made to Varian stockholders of record as of the close of business on January 20, 2017 (the “Record Date”), who received 0.4 of a share of Varex common stock for each share of Varian common stock held as of the Record Date.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

As previously reported in the Current Report on Form 8-K filed by Varian on January 10, 2017, in connection with the Separation and the Distribution, each of Ruediger Naumann-Etienne and Erich R. Reinhardt submitted their resignations as directors of Varian, in each case effective as of, and contingent upon, the completion of the Separation and the Distribution, in connection with their expected appointment to the board of directors of Varex.

Composition of the Varian Board

As a result of these resignations, the board of directors of Varian currently consists of Susan L. Bostrom, Judy Bruner, Regina E. Dugan, R. Andrew Eckert, Timothy E. Guertin, David J. Illingworth, Mark R. Laret and Dow R. Wilson.

In addition, the Audit Committee, Compensation and Management and Development Committee, Ethics and Compliance Committee, Nominating and Corporate Governance Committee and Executive Committee were reconstituted, effective as of the Distribution, as follows:

Audit Committee

Judy Bruner (Chair)

R. Andrew Eckert

David J. Illingworth

Compensation and Management Development Committee

Susan L. Bostrom (Chair)

R. Andrew Eckert

Mark R. Laret

Ethics and Compliance Committee

David J. Illingworth (Chair)

Regina E. Dugan

Timothy E. Guertin

Nominating and Corporate Governance Committee

Mark R. Laret (Chair)

Susan L. Bostrom

Regina E. Dugan

Timothy E. Guertin

Executive Committee

R. Andrew Eckert (Chair)

Mark R. Laret

Resignation and Appointment of Officers

As previously reported in the Current Report on Form 8-K filed by Varian on January 10, 2017, in connection with the Separation and the Distribution, Sunny S. Sanyal, Varian’s Senior Vice President and President, Imaging Components Business and Clarence R. Verhoef, Varian’s Senior Vice President, Finance and Corporate Controller resigned from their role as an executive officer and the Principal Accounting Officer of Varian, respectively, effective as of the completion of the Separation and the Distribution.

Effective as of the completion of the Separation and Distribution, Magnus A. Momsen was appointed Varian’s Senior Vice President, Chief Accounting Officer and Corporate Controller and became Varian’s Principal Accounting Officer. Mr. Momsen, 42, joined Varian in September 2010 as Controller, Emerging Businesses, where he was responsible for the financial oversight of the Particle Therapy and Security and Inspection products businesses. From August 2012 to January 2017 Mr. Momsen served as our Vice President and Assistant Corporate Controller, responsible for the SEC reporting, technical accounting and Corporate accounting departments.

Mr. Momsen did not enter into any material contract, plan or arrangement, no material amendments were made to any material contract, plan or arrangement to which Mr. Momsen is a party or participates, and no compensatory grants or awards were made to Mr. Momsen, in each case, in connection with his appointment. There are no arrangements or understandings between Mr. Momsen and any other person pursuant to which he was appointed. Mr. Momsen has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Momsen is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by Varian on January 30, 2017 announcing completion of the Separation and Distribution is filed as Exhibit 99.1 to this report.

As presented on Varian’s earnings call on January 25, 2017, Varian believes that its non-GAAP earnings per diluted share for the second through the fourth quarters of fiscal year 2017 will be in the range of $2.94 to $3.06. This is reflective of an anticipated net income range of $270 to $280 million for that period.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.1	Transition Services Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.2	Tax Matters Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.3	Employee Matters Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.4	Intellectual Property Matters Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.5	Trademark License Agreement, dated as of January 27, 2017, by and between Varian and Varex

99.1	Press release, dated January 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: January 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.1	Transition Services Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.2	Tax Matters Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.3	Employee Matters Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.4	Intellectual Property Matters Agreement, dated as of January 27, 2017, by and between Varian and Varex

10.5	Trademark License Agreement, dated as of January 27, 2017, by and between Varian and Varex

99.1	Press release, dated January 30, 2017